EXHIBIT 32.1
Certification of CEO and CFO Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)
In connection with the Quarterly Report of Cooper Cameron Corporation (the “Company”) on Form 10-Q for the three months ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to such officer’s knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 25, 2005		/s/ Sheldon R. Erikson

	Name:	Sheldon R. Erikson
	Title:	Chairman, President & Chief Executive
Officer

Date: October 25, 2005		/s/ Franklin Myers

	Name:	Franklin Myers
	Title:	Senior Vice President of Finance & Chief
Financial Officer

33